3-5-97

# ARTICLES OF INCORPORATION

# OF

# TREASURE MOUNTAIN HO

The undersigned natural person, acting as incorporator of the corporation under the Nevada Revised Statues, adopts the following Articles of Incorporation for such corporation.

## ARTICLE I

Name. The name of the corporation is "Treasure Mountain Holdings, Inc." (hereinafter, the "Corporation").

## ARTICLE II

Period of Duration. The period of duration of the Corporation is perpetual.

## ARTICLE III

Purposes and Powers. The purpose for which the Corporation is organized is to engage in any and all lawful business.

## ARTICLE IV

Capitalization. The Corporation shall have the authority to issue 50,000,000 shares of common voting stock having a par value of one mill ($0.001) per share. All stock of the Corporation shall be of the same class and shall have the rights and preferences. Fully paid stock of the Corporation shall not be liable for further call or assessment. The authorized shares shall be issued at the discretion of the Board of Directors of the Corporation.

## ARTICLE V

Initial Resident Agent. The initial resident agent of the Corporation shall be CSC Services of Nevada, Inc., and the street address and mailing address of the initial resident agent are: 502 East John Street, Suite E, Carson City, Nevada 89706.

## ARTICLE VI

Directors. The Corporation shall be governed by a Board of Directors consisting of no less than three directors. The number of directors constituting the initial Board of Directors is three and the name and street address of the persons who shall serve as directors until their successors are elected and qualified are are, to-wit:

Kevin O. Boyer
4848 South Highland Drive, #112
Salt Lake City, UT 84117

Jeff Page
392 West 400 North
Bountiful, UT 84010

David Bolton
11063 South Sandy Creek Drive
Sandy, UT 84094

## ARTICLE VII

Incorporator. The name and street address of the incorporator is:

Kevin O. Boyer
4848 South Highland Drive, #112
Salt Lake City, UT 84117

## ARTICLE VIII

Control Share Acquisitions. The provisions of NRS 78.378 to 78.3793, inclusive, are not applicable to the Corporation.

## ARTICLE IX

Indemnification of Directors and Executive Officers. To the fullest extent allowed by law, the directors and executive officers of the Corporation shall be entitled to indemnification from the Corporation for acts and omissions taking place in connection with their activities in such capacities.

Kevin O. Boyer

STATE OF UTAH )
:ss
COUNTY OF SALT LAKE )

On the 27th day of February, 1997, personally appeared before me Kevin O. Boyer, who duly acknowledged to me that he is the person who signed the foregoing instrument as incorporator; that he has read the foregoing instrument and knows the contents thereof; and that the contents thereof are true of his personal knowledge.

Notary Public

CRAIG DEE ALLDREDGE
NOTARY PUBLIC • STATE of UTAH
4848 SOUTH HIGHLAND DRIVE
SALT LAKE CITY, UTAH 84117
COMM. EXP. 8-15-2000

DEAN HELLER
Secretary of State

STATE OF NEVADA
OFFICE OF THE SECRETARY OF STATE
State Capitol Complex
Carson City, Nevada 89710

Telephone (702) 687 5203
Fax (702) 687-3471

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

MAR 13 1997

No. C5175-97

Dean Heller
DEAN HELLER, SECRETARY OF STATE

# CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT

In the matter of TREASURE MOUNTAIN HOLDINGS, INC.
Name of Corporation

I, CSC SERVICES OF NEVADA, INC. with address at Suite E,
Name of Resident Agent

Street 502 E JOHN ST,

City of CARSON CITY, State of Nevada, Zip Code 89706.

hereby accept appointment as resident agent of the above-named corporation in accordance with NRS 78.090.

(mailing address if different: )

MARCH 4 19 97 BY: C. Woodford
Signature of Resident Agent

NRS 78.090. Except during any period of vacancy described in NRS 78.097, every corporation must have a resident agent, who may be either a natural person or a corporation, resident, or located in this state. Every resident agent must have a street address, where he maintains an office for the service of process, and may have a separate mailing address such as a Post Office Box, which may be different from the street address. The address of the resident agent is the registered office of the corporation in this state. The resident agent may be any bank or banking corporation or other corporation located and doing business in this state. The Certificate of Acceptance must be filed at the time of the initial filing of the corporate papers.

4/11/97 RACHEL 12:25 A126 AA

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

APR 01 1997

DEAN HELLER SECRETARY OF STATE

No. C5175-97

# ARTICLES OF MERGER

OF

TREASURE MOUNTAIN HOLDINGS, INC.
(a Utah corporation)

AND

TREASURE MOUNTAIN HOLDINGS, INC.
(a Nevada corporation)

| Filed in the office of | Document Number |
|---|---|
| Dean Heller | C5175-1997-003 |
| Secretary of State | Filing Date and Time |
| State of Nevada | 04/01/1997 12:00 AM |
| | Entity Number |
| | C5175-1997 |

To the Secretaries of
State of Utah and Nevada

Pursuant to the provisions of Section 16-10a-1105 of the Utah Revised Business Corporation Act, and Section 92A.190 of the Nevada Revised Statues, it is hereby certified that:

1. The names and addresses of the merging corporations are Treasure Mountain Holdings, Inc., 4816 Highland Dr., Salt Lake City, Utah 84117, which is a corporation organized under the laws of the State of Utah ("Treasure - Utah"), and Treasure Mountain Holdings, Inc., 503 E John St, Carson City, Nevada 89706, which is a business corporation organized under the laws of the State of Nevada ("Treasure - Nevada").

2. The following is the Plan of Merger (the "Plan") for merging Treasure - Utah with and into Treasure - Nevada as approved by the Board of Directors and stockholders of each of said corporations (with the stockholders of Treasure - Utah being sometimes called the "Utah Stockholders"), pursuant to which Treasure - Nevada will be the surviving corporation:

## Plan of Merger

1.1 Merger and Surviving Corporation. Treasure - Utah will merge into Treasure - Nevada being the "Surviving Corporation"; the separate existence of Treasure - Utah shall cease, and the name of the Surviving Corporation shall become "Treasure Mountain Holdings, Inc." Until amended, modified or otherwise altered, the Articles of Incorporation of Treasure - Nevada shall continue to be the Article of Incorporation of the Surviving Corporation; and the Bylaws of Treasure - Nevada shall continue to be the Bylaws of the Surviving Corporation.

1.2 Share Conversion. Each outstanding or subscribed share of common stock of Treasure - Utah (the "Treasure - Utah Shares") shall, upon the effective date of the Plan, be converted into one share of common stock of Treasure - Nevada; all fractional shares shall be rounded to the nearest whole share.

1.3 Survivor's Succession to Corporate Rights. The Surviving Corporation shall thereupon and thereafter possess all rights, privileges, powers and franchises of public as well of a private nature, and be subject to all of the restrictions, disabilities and duties of Treasure - Utah; and all and singular, the rights, privileges, powers and franchises of Treasure - Utah, and all property, real, personal and mixed, and all debts due to Treasure - Utah on whatever account, as well for stock subscriptions as all other things in action or belonging to Treasure - Utah shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Treasure - Utah, and the title to any real estate vested by deed or otherwise in Treasure - Utah shall not revert or be in any way impaired by reason of the Plan; but all rights of creditors and all liens upon any property of Treasure - Utah shall be preserved unimpaired, and all debts, liabilities and duties of Treasure - Utah shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

1.4 Survivor's Succession to Corporate Acts, Plans, Contracts, etc. All corporate acts, plans, policies, contracts, approvals and authorizations of Treasure - Utah and its stockholders, its Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the effective time of the Plan, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the Surviving Corporations and shall be as effective and binding thereon as the same were with respect to Treasure - Utah. The employees of Treasure - Utah shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of Treasure - Utah.

1.5 Survivor's Rights to Assets, Liabilities, Reserves, etc. The assets, liabilities, reserves and accounts of Treasure - Utah shall be recorded on the books of the Surviving Corporation at the amounts at which they, respectively, shall then be carried on the books of Treasure - Utah, subject to such adjustments or eliminations of intercompany items as may be appropriate in giving effect to the Plan.

1.6 Resignations of Present Directors and Executive Officers of the Surviving Corporation and Designation of New Directors and Executive Officers. On Closing, the present directors and executive officers of Treasure - Nevada shall resign, in seriatim, and designate the directors and executive officers of Treasure - Utah to serve in their place and stead, until the next respective annual meetings of the stockholders of Board of Directors of the Surviving Corporation, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations.

1.7 Principal Office. The principal executive office of the Surviving Corporation shall be located at [illegible]. The Surviving

Corporation shall also maintain a registered office in the State of Nevada at 502 East John Street, Carson City, Nevada 89706.

1.8 Adoption. The Plan shall be adopted by the Board of Directors of Treasure - Nevada, and by the Treasure - Utah Stockholders.

1.9 Dissenters' Rights and Notification. As the Plan requires the affirmative vote of the outstanding voting securities of Treasure - Utah, dissenters' rights are not applicable under the Plan;

1.10 Delivery of Certificates by the Treasure - Utah Stockholders. The transfer of the Treasure - Utah Shares by the Treasure - Utah Stockholders shall be effected by the delivery to Treasure - Nevada or its transfer agent of certificates representing the Treasure - Utah Shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures witnessed or guaranteed to the satisfaction of Treasure - Nevada and with any necessary transfer taxes and other revenue stamps affixed and acquired at the expense of the Treasure - Utah Stockholders, and on receipt thereof to the satisfaction of the Surviving Corporation, stock certificates representing shares in Treasure - Nevada shall be issued and delivered to the Treasure - Utah Stockholders.

1.11 Further Assurance. At the Closing and from time to time thereafter, the parties shall execute such additional instruments and take such other action as may be reasonably required or necessary to carry out the terms and provisions hereof.

1.12 Effective Date. The Effective Date of the Plan shall be the date when the Articles of Merger are filed and accepted by the Secretary of State of the State of Nevada and at such time as all applicable provisions of the Nevada Revised Statutes have been met, and in compliance with Section 16-10a-1104(5) of the Utah Revised Business Corporation Act.

3. The Plan has been approved by the respective Boards of Directors of Treasure - Nevada and Treasure - Utah and the stockholders of Treasure - Utah, in accordance with the provisions of Section 92A.120 of the Nevada Revised Statues. Treasure - Utah has one class of outstanding securities, common; Treasure - Utah owns 100% of the outstanding shares of Treasure - Nevada and therefore the vote of the stockholders of Treasure - Nevada is not required.

4. The applicable provisions of the Nevada Revised Statutes relating to the merger of Treasure - Utah with and into Treasure - Nevada will have complied with upon compliance with any of the filings and recording requirements thereof.

5. The merger herein provided for shall become effective in the State of Nevada of the date of filing hereof.

TREASURE MOUNTAIN HOLDINGS, INC., a Utah corporation

Date: 3-281-97

By K O Boy, President

Date: 3-28-97

By [signature], Secretary

STATE OF UTAH )
) ss
COUNTY OF SALT LAKE )

Personally appeared before me this 28 day of ~~February~~ March, 1997, Kevin O. Boyce and Dave Bokbri, who duly acknowledged to me that they are the President and Secretary, respectively, of Treasure Mountain Holdings, Inc., a Utah corporation, and that they are authorized to and did execute the foregoing Articles of Merger.

NOTARY PUBLIC
MICHELE M. ORGILL
310 South Main, Suite 308
Salt Lake City, Utah 84101
My Commission Expires
May 20, 1999
STATE OF UTAH

Michele M Orgill
NOTARY PUBLIC

TREASURE MOUNTAIN HOLDINGS, INC., a Nevada corporation

Date: 3-28-97

By K O Boy, President

Date: 3-28-97

By [signature], Secretary

STATE OF UTAH )
) ss
COUNTY OF SALT LAKE )

Personally appeared before me this 28 day of ~~February~~ March, 1997, Kevin O. Boyle and Dave Bolton who duly acknowledged to me that they are the President and Secretary, respectively, of Treasure Mountain Holdings, Inc., a Nevada corporation, and that they are authorized to and did execute the foregoing Articles of Merger.

NOTARY PUBLIC
MICHELE M. ORGILL
315 South Main, Suite 308
Salt Lake City, Utah 84101
My Commission Expires
May 20, 1999
STATE OF UTAH

Michele M. Orgill
NOTARY PUBLIC

Receipt No. FY9800028575
CSC FY9100007650
11/18/1997 50.00
REC'D BY TN 85.00

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA
NOV 1 8 1997
No. C5175-97
Dean Heller
DEAN HELLER, SECRETARY OF STATE

# CERTIFICATE OF TREASURE MOUNTAIN HOLDINGS, INC.,

## A NEVADA CORPORATION,

## PURSUANT TO SECTION 78.390 OF THE

## NEVADA REVISED STATUTES

FIRST: The name of the corporation is Treasure Mountain Holdings, Inc. (the "Company").

SECOND: On October 28, 1997, the Board of Directors of the Company unanimously consented to a reverse split of the Company's outstanding common stock in the ratio of one new share for every 100 shares issued and outstanding as of the date of filing of this Certificate, with fractional shares being rounded up to the nearest whole share, and retaining the present par value and authorized capital, with no stockholder to own less than 50 shares as a result thereof (computed on a per stockholder basis rather than a per stock certificate basis), and with those stockholders presently owning less than 50 shares to no be affected by such reverse split.

THIRD: The number of authorized shares and the par value of the Company's common stock immediately before the above-referenced resolutions were 50,000,000 shares and one mill ($0.001), respectively.

FOURTH: The number of authorized shares and the par value of the Company's common stock immediately after the above-referenced resolutions were 50,000,000 shares and one mill ($0.001), respectively.

FIFTH: The number of shares of the Company's common stock to be issued after the reverse split in exchange for each pre-split share of common stock is 1/100 of one share.

SIXTH: No fractional shares will be issued as a result of the reverse split. There is no provision for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share as a result of the reverse split.

SEVENTH: The approval of the majority of stockholders has been sought and received in favor of this resolution.

EIGHT: The above-referenced resolutions will be effective as of the date of filing of this Certificate with the Secretary of State of the State of Nevada.

IN WITNESS WHEREOF, the undersigned executive officers of the Company hereby execute this Certificate on the October 28, 1997.

Kevin Boyer, President

David Bolton, Secretary/Treasurer

STATE OF UTAH )
) ss
COUNTY OF SALT LAKE )

Kevin Boyer and David Bolton, hereby acknowledge that they are the President and Secretary/Treasurer of Treasure Mountain Holdings, Inc., that they have read the foregoing information, and of their personal knowledge, they represent and warrant that such information is true and correct in every material respect.

Kevin Boyer

David Bolton

Subscribed and sworn to before me this 3rd day of ~~May~~ June, 1997.

NOTARY PUBLIC

## ACTION BY UNANIMOUS CONSENT OF THE
## MAJORITY STOCKHOLDERS OF
## TREASURE MOUNTAIN HOLDINGS, INC.

The undersigned, being the majority stockholders of Treasure Mountain Holdings, Inc., a Nevada corporation (the "Company"), acting pursuant to Section 78.320 of the Nevada Revised Statutes, do hereby unanimously consent to and adopt the following resolution, effective the latest signature date hereof, unless indicated otherwise, to-wit:

> RESOLVED, that the Company effect a reverse split of its outstanding securities on a basis of one for 100 shares, while retaining the present par value and authorized capital, with no stockholder to own less than 50 shares as a result thereof (computed on a per stockholder basis rather than a per stock certificate basis), and with those stockholders presently owning less than 50 shares to not be affected by such reverse split, and with all shares for any rounding to the nearest whole share to be deducted form the holdings of Kevin Boyer, the current President of the Company.

Dated 10-27-97 — [signature]
No. of Shares Owned: 5 000 000

Dated 10-28-97 — [signature]
No. of Shares Owned: 800,000

Dated 10·28·97 — [signature]
No. of Shares Owned: 1,000,000

Dated 10-28-97 — [signature]
No. of Shares Owned: 1,000,000

**DEAN HELLER**
**Secretary of State**
**204 North Carson Street, Suite 1**
**Carson City, Nevada 89701-4299**
**(775) 684 5708**
**Website: secretaryofstate.biz**

# Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

| Filed in the office of | Document Number |
|---|---|
| [signature] | 20050153607-89 |
| Dean Heller | Filing Date and Time |
| Secretary of State | 04/28/2005 11:30 AM |
| State of Nevada | Entity Number C5175-1997 |

*Important: Read attached instructions before completing form.*

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

### (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Treasure Mountain Holdings, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

The Corporation's articles of incorporation (specifically, Articles IV, X and XI) are hereby amended to increase the number of authorized shares of the Corporation's capital stock to One Hundred Fifty Million (150,000,000), consisting of One Hundred Million (100,000,000) shares of common stock having a par value of $.001 per share, and Fifty Million (50,000,000) shares of preferred stock having a par value of $.0001 per share, of which Seven Million Five Hundred Thousand (7,500,000) shares shall be designated as "Series B Convertible Preferred Stock" and Forty Two Million Five Hundred Thousand (42,500,000) shares shall remain undesignated.

The Articles are further amended as follows:

1. Article I of the Corporation's articles of incorporation is hereby amended and restated in its entirety as follows: "Name. The name of the Corporation is Vyteris Holdings (Nevada), Inc. (hereinafter the "Corporation")."
[CONTINUED ON ATTACHMENT]

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 98 %

4. Effective date of filing (optional): May 2, 2005 (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees. See attached fee schedule.*

**ATTACHMENT TO**

**CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS**

**OF**

**TREASURE MOUNTAIN HOLDINGS, INC.**

2. Article IV of the Company's articles of incorporation is hereby amended and restated in its entirety as follows:

"Article IV Common Stock. The Corporation shall have the authority to issue One Hundred Million (100,000,000) shares of common stock having a par value of $.001 per share ("Common Stock"). Fully paid Common Stock of the Corporation shall not be liable for further call or assessment. The authorized shares of Common Stock shall be issued at the discretion of the Board of Directors of the Corporation."

3. The Articles of Incorporation are hereby amended further to add a new Article X, which shall provide in its entirety as follows:

"Article X Series B Preferred Stock. The Corporation shall have the authority to issue 7,500,000 shares of preferred stock which shall be designated as "Series B Convertible Preferred Stock" and which shall have a par value of $0.0001 per share (the "Series B Preferred Stock"), subject to the following:

1. The Corporation has intentionally omitted any reference to a series of Preferred Stock referred to as Series A Preferred Stock.

2. The voting powers, designations, preferences and relative, participating, optional and other special rights of, and qualifications, limitations and restrictions of, the shares of Series B Preferred Stock are as follows:

2.1 DESIGNATION AND RANK

2.1.1 Designation. The number of authorized shares constituting the Series B Preferred Stock is 7,500,000 shares. The Series B Preferred Stock will have relative rights and preferences to all other classes and series of the capital stock of the Corporation as set forth herein.

2.1.2 Rank.

(a) With respect to the payment of dividends and other distributions on the capital stock of the Corporation, including the distribution of the assets of the Corporation upon liquidation, the Series B Preferred Stock shall rank: (i) senior to the Common Stock, (ii) senior to each other class or series of stock of the Corporation that by its terms ranks

junior to the Series B Preferred Stock as to payment of dividends, whether such series and classes are now existing or are created in the future, (iii) on a parity with each other class or series of stock of the Corporation that by its terms ranks on a parity with the Series B Preferred Stock as to payment of dividends whether such series and classes are now existing or created in the future and (iv) junior to each other class or series of stock of the Corporation that by its terms ranks senior to the Series B Preferred Stock as to payment of dividends, whether such series and classes are now existing or are created in the future. With respect to dividend rights, all equity securities of the Corporation with which the Series B Preferred Stock ranks on a parity are collectively referred to herein as "Series B Parity Dividend Securities".

(b) With respect to the distribution of assets upon liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, the Series B Preferred Stock shall rank (i) senior to the Common Stock, (ii) senior to each other class or series of stock of the Corporation that by its terms ranks junior to the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up, whether such series and classes are now existing or are created in the future, (iii) on a parity with each other class or series of stock of the Corporation which by its terms ranks on a parity with the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation whether such series and classes are now existing or created in the future, and (iv) junior to each other class or series of stock of the Corporation which by its terms ranks senior to the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether such series and classes are now existing or are created in the future. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all equity securities of the Corporation to which the Series B Preferred Stock ranks on parity are collectively referred to herein as "Series B Parity Liquidation Securities".

2.2 DIVIDEND RIGHTS

2.2.1 Dividend. The holders of the Series B Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors. Dividends may be paid in cash and/or in shares of Common Stock, as determined, in good faith, by the Board of Directors, and, if paid in shares of Common Stock, such shares will be valued in good faith by the Board of Directors. No dividends shall accrue or cumulate prior to September 29, 2004 unless so declared by the Board of Directors. No dividends or distributions, in cash, securities or other property, shall be declared or paid or set apart for payment on any class or series of stock that are junior to or on parity with the Series B Preferred Stock, unless such dividend or distribution is likewise declared, paid or set apart for payment on the Series B Preferred Stock (a) in an amount equal to the dividend or distribution that would be payable if the Series B Preferred Stock were converted into Common Stock on the date of payment, declaration or distribution, if the dividend or distribution is on Common Stock or (b) at a rate proportionate to the relative per share stated values of the Series B Preferred Stock and the recipient class or series of stock, if the recipient class or series is other than Common Stock.

2.2.2 Rate; Other Terms. Subject to Section 2.2.3 hereof, each holder of Series B. Preferred Stock, in preference and priority to the holders of all other classes of stock

then outstanding that are junior to the Series B Stock, shall be entitled to receive, with respect to each share of Series B Preferred Stock then outstanding and held by such holder, dividends, at the rate of eight percent (8%) per annum of the then applicable Redemption Price (the "Series B Preferred Dividends"). The Series B Preferred Dividends shall be cumulative from September 29, 2004, whether or not earned or declared, and shall be paid quarterly in arrears on the first day of January, April, July and October in each year.

2.2.3 Ratable Payment. If the assets of the Corporation are insufficient to pay in full any Series B Preferred Dividend, such assets of the Corporation shall be paid to the holders of the Series B Preferred ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

2.3 LIQUIDATION RIGHTS

2.3.1 Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution, winding-up of affairs of the Corporation or other similar event (each, a "Liquidity Event"), before any distribution is made on any junior class of capital stock of the Corporation, the holders of shares of Series B Preferred Stock shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, an amount equal to one dollar ($1.00) per share (adjusted for stock splits or combinations of the Series B Preferred Stock, stock dividends paid in and on Series B Preferred Stock, or recapitalizations or any other similar transactions that have the effect of increasing or decreasing the number of shares represented by each outstanding share of Series B Preferred Stock), plus any unpaid dividends declared on the Series B Preferred Stock, if any (the "Liquidation Amount"). After payment of the Liquidation Preference, the Series B Preferred Stock will participate with the Common Stock on an as-converted basis on distributions in excess of the Liquidation Amount.

2.3.2 Pro Rata Distribution. If, upon distribution of the Corporation's assets in liquidation, dissolution, winding-up or other similar event, the net assets of the Corporation available to be distributed among the holders of shares of the Series B Preferred Stock and the holders of shares of any Series B Parity Liquidation Securities are insufficient to permit payment in full of the Liquidation Amount to such holders, then the entire assets of the Corporation available for distribution shall be distributed among the holders of shares of the Series B Preferred Stock and the holders of shares of the Series B Parity Liquidation Securities ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

2.3.3 Priority. All of the preferential amounts to be paid to the holders of the Series B Preferred Stock and the holders of the Series B Parity Liquidation Securities as to distributions upon liquidation shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to, the holders of the Common Stock or any other class or series of capital stock of the Corporation ranking, by their terms, junior to the Series B Preferred Stock and the Series B Parity Liquidation Securities.

2.3.4 Merger, Consolidation or Reorganization. For purposes of this Section 2.3, upon the election of holders of a majority of the Series B Preferred Stock, a

Liquidity Event shall be deemed to be occasioned by or include: a merger, consolidation or reorganization of the Corporation into or with another entity through one or a series of related transactions, in which the stockholders of the Corporation immediately prior to the consummation of such transaction shall own less than 50% of the voting securities of the surviving company or a sale, transfer or lease (but not including a transfer by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Corporation (any of the foregoing transactions shall be called an "Extraordinary Transaction" herein); provided, however, that a transaction effected for the principal purpose of reincorporating the Corporation in another jurisdiction shall not constitute an Extraordinary Transaction

2.4 CONVERSION RIGHTS

2.4.1 Conversion of Series B Preferred Stock into Common Stock. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the principal office of the Corporation or any transfer agent for the Series B Preferred Stock into such number of fully-paid and nonassessable shares of Common Stock as determined by dividing $1.00 by the Preferred Stock Conversion Price. The Preferred Stock Conversion Price shall initially be as follows, subject to adjustment as provided herein (the "Preferred Stock Conversion Price"): (i) $9.546539 per share, if converted during the period commencing on March 31, 2004 and ending eighteen months thereafter, (ii) $7.159904 per share, if converted during the following eighteen month period, or (iii) $3.579952 if converted at any time thereafter. The Preferred Stock Conversion Prices set forth in the immediately preceding sentence give effect to the proposed one for ten reverse stock split approved by the Board of Directors of the Corporation on the same date that such Board approved the authorization of the establishment of the Series B Preferred Stock (both such actions being subject to stockholder approval); if such stock split is not effected, and until such stock split is effected, the immediately preceding sentence shall be deemed to provide as follows: "The Preferred Stock Conversion Price shall initially be as follows, subject to adjustment as provided herein (the "Preferred Stock Conversion Price"): (i) $0.9546539 per share, if converted during the period commencing on March 31, 2004 and ending eighteen months thereafter, (ii) $0.7159904 per share, if converted during the following eighteen month period, or (iii) $0.3579952 if converted at any time thereafter."

2.4.2 Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series B Conversion Price. Before any holder of Series B Preferred Stock shall be entitled to convert the same into full shares of Common Stock, he or she shall surrender the certificate or certificates thereof, duly endorsed, at the principal office of the Corporation or of any transfer agent for the Series B Preferred Stock, and shall give written notice to the Corporation at such office of the election to convert the same. The Corporation shall, as soon as reasonably practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he or she shall be entitled as aforesaid and a check payable to the holder (or cash) in the amount of any amount payable as the result of a conversion into fractional shares of Common Stock. Except as set forth in Section 2.4.1 hereof, such conversion shall be deemed to

have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

2.4.3 Reorganization. In the event of (i) any capital reorganization or any reclassification of the Common Stock (other than as a result of a stock dividend, a subdivision or combination of shares subject to Section 2.4.4 hereof or any Extraordinary Transaction), or (ii) the merger, consolidation or reorganization of the Corporation into or with another entity through one or a series of related transactions that is not an Extraordinary Transaction, the holders of the Series B Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefore in any agreement relating to such event, upon conversion of the Series B Preferred Stock, the kind and number of shares of Common Stock or other securities or property (including cash) to which such holders of Series B Preferred Stock would have been entitled if they had held the number of shares of Common Stock into which the Series B Preferred Stock were convertible immediately prior to such event, and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series B Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities, or property thereafter receivable upon conversion of the Series B Preferred Stock. Any adjustment made pursuant to this Section 2.4.3 shall become effective at the time as which such event becomes effective.

2.4.4 Adjustment of Conversion Price for Subdivisions, Combinations or Consolidations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, stock dividend, or other like occurrence) into a greater number of shares of Common Stock, and no equivalent subdivision or increase is made with respect to the Series B Preferred Stock, the Series B Conversion Price then in effect for the Series B Preferred Stock shall, concurrently with the effectiveness of such subdivision or increase, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated into a lesser number of shares of Common Stock, and no equivalent combination or consolidation is made with respect to the Series B Preferred Stock, the Series B Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased. Notwithstanding the foregoing, no adjustment will be made pursuant to this Section 2.4.4 with respect to any capital reorganization or reclassification with respect to which an adjustment is made under Section 2.4.3 hereof.

2.4.5 Reserve. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series B Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Nevada, use its commercially best efforts to increase the authorized amount of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series B Preferred Stock at the time outstanding.

2.4.6 No Impairment. The Corporation will not, by amendment of its Articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 2.4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred Stock against impairment.

2.4.7 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series B Conversion Price pursuant to this Section 2.4, the Corporation at its expense shall promptly compute such adjustment or readjustment of the Series B Conversion Price in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the Series B Conversion Price in effect immediately prior to such adjustment or readjustment, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Preferred Stock. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or caused to be furnished to such holder a like certificate setting forth (i) all such adjustments and readjustments since the original date of issue of any shares of the Series B Preferred Stock and (ii) the Series B Conversion Price then in effect.

2.4.8 Issue Taxes. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock upon conversion of the Series B Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

2.5 VOTING RIGHTS

2.5.1 General. The holders of shares of Series B Preferred Stock shall vote together with the holders of shares of Common Stock as a single class on all matters to be voted on or consented to by the stockholders of the Corporation, except as otherwise required under Nevada law. With respect to any such vote or consent, each holder of Series B Preferred Stock shall be entitled to the number of votes that such holder would have if the Series B Preferred Stock held by such holder were converted into Common Stock in accordance with Section 2.4 hereof on the record date for determination of holders of Common Stock entitled to participate in such vote or action by consent.

2.5.2 Stockholder Approvals. So long as any shares of the Series B Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by Nevada law or this Articles of incorporation and in addition to any other vote that may be required by Nevada law, without the prior approval of the holders of a majority of the outstanding shares of Series B Preferred Stock,

given in person or by proxy, either in writing or at a special meeting called for that purpose, the Corporation will not:

(i) authorize or issue any equity security, having any preference over or being on parity with the Series B Preferred Stock with respect to dividend or liquidation preference (or create any obligation or security convertible into or exchangeable for, or having any option right to purchase, any such equity security having any preference over or being on a parity with the Series B Preferred Stock with respect to dividend or liquidation preferences);

(ii) increase the number of authorized shares of Series B Preferred Stock; or

(iii) amend, alter or repeal any provision of, or add any provision to, the Corporation's Articles of incorporation or Bylaws if such action would adversely alter or change in any material respect the rights, preferences or privileges of the Series B Preferred Stock; provided, however, that any approval of any action set forth in this subsection 2.5.2 shall not be unreasonably withheld or delayed.

2.6 REDEMPTION

2.6.1 Redemption.

(a) Subject to Section 2.6.3(b) hereof, the Corporation shall, during the period commencing one year after the date the Corporation first receives revenue relating to the commercial sale of the Corporation's lidocaine delivery system ("LidoSite") and ending one year thereafter (the "Initial Redemption Period"), redeem an amount of Series B Preferred Stock (based on the then applicable Redemption Price) equal to five percent (5%) of the gross profits (as calculated in accordance with generally accepted accounting principles and certified as correct by the Corporation's Chief Executive Officer and Chief Financial Officer) received by the Corporation from the sale of LidoSite. Subject to Section 2.6.3(b) hereof, commencing on the day after the termination of the Initial Redemption Period, the Corporation shall redeem an amount of Series B Preferred Stock (based on the then applicable Redemption Price) equal to 10% of the gross profits (as calculated in accordance with generally accepted accounting principles and certified as correct by the Corporation's Chief Executive Officer and Chief Financial Officer) received by the Corporation from the sale of LidoSite. Redemptions pursuant to this Section 2.6.1 shall be made on a quarterly basis not later than sixty (60) days following the end of each quarterly period. The holders of a majority of the Series B Preferred Stock may, one time per year, send written notice to the Corporation requesting an independent verification of the amount of prior redemption payments. In such event, the Corporation will hire an independent accounting firm, acceptable to such holders, for the purpose of calculating the amount due with respect to such prior redemption payments and issuing a report on its findings to all holders of Series B Preferred Stock. Following receipt of such a report, if holders of a majority of the Series B Preferred Stock issue to the Corporation a written claim for unpaid prior redemption amounts, such claim will be resolved by a commercially reasonable binding arbitration process at the expense of the Corporation.

(b) The redemption price shall be an amount equal to $1.00 per share of Series B Stock (adjusted for stock splits or combinations of the Series B Preferred Stock, stock dividends paid in and on Series B Preferred Stock, or recapitalizations or any other similar transactions that have the effect of increasing or decreasing the number of shares represented by each outstanding share of Series B Preferred Stock) plus an amount equal to accrued but unpaid dividends thereon, if any (the "Redemption Price").

2.6.2 Cancellation of Shares upon Redemption. Any shares of the Series B Preferred Stock redeemed pursuant to this Section 2.6 shall be permanently canceled and shall not, under any circumstances, be reissued, sold or transferred and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized shares of the Series B Preferred Stock accordingly.

2.6.3 Rights after Redemption; Insufficient Funds.

(a) From and after each Redemption Date, unless the Corporation shall have failed to make payment of the Redemption Price, all rights of the holders of shares of the Series B Preferred Stock designated for redemption (except the right to receive the applicable Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

(b) If the funds of the Corporation legally available for redemption of the Series B Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of the Series B Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed such that each holder of the Series B Preferred Stock receives the same percentage of the applicable Redemption Price. The Series B Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of the Series B Preferred Stock, such funds shall immediately be used to redeem the balance of the shares that the Corporation has become obligated to redeem on any Redemption Date but that it has not redeemed.

2.7 MISCELLANEOUS

2.7.1 Headings of Subdivisions. The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

2.7.2 Severability of Provisions. If any right, preference or limitation of the Series B Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Section 2 of this Article X which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

2.7.3 Other Matters. Fully paid Series B Preferred Stock of the Corporation shall not be liable for further call or assessment. The authorized shares of Series B Preferred Stock shall be issued at the discretion of the Board of Directors of the Corporation."

4. The Articles of Incorporation are hereby amended to add a new Article XI, which shall provide in its entirety as follows:

"ARTICLE XI Additional Shares of Preferred Stock. In addition to the shares of Series B Preferred Stock authorized for issuance pursuant to Article X, the Corporation shall have the authority to issue an additional Forty Two Million Five Hundred Thousand (42,500,000) shares of preferred stock having a par value of $0.0001 (such 42,500,000 other shares, the "Remaining Shares of Preferred Stock"). The Board of Directors shall have the authority by resolution or resolutions to fix all of the powers, preferences and rights, and the qualifications, limitations and restrictions of the Remaining Shares of Preferred Stock permitted by Nevada law and to divide the Remaining Shares of Preferred Stock into one or more series and/or classes and designate all of the powers, preferences and rights, and the qualifications, limitations and restrictions, of each series and class permitted by Nevada law. Fully paid Remaining Shares of Preferred Stock of the Corporation shall not be liable for further call or assessment.

5. The Articles of Incorporation are hereby amended further to add a new Article XII, which shall provide in its entirety as follows:

"ARTICLE XII Liability of Directors and Officers. To the maximum extent permitted under the Nevada Revised Statutes, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for damages as a result of any act or failure to act in his or her capacity as a director or officer."

6. The Articles of Incorporation are hereby amended further to add a new Article XIII, which shall provide in its entirety as follows:

"ARTICLE XIII Reverse Stock Split. Effective as of 5:00 p.m., Reno, Nevada time, on the date that the "Amendment" (as hereinafter defined) is filed with the Secretary of State of the State of Nevada, each ten (10) shares of the Corporation's Common Stock, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of Common Stock of the Corporation; provided however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to such fraction multiplied by the fair market value of one share of Common Stock, as determined by the Board of Directors of the Corporation in good faith. For purposes of this Article XIII, the term "Amendment" shall mean an amendment to the Corporation's articles of incorporation that adds this Article XIII to the Corporation's articles of incorporation."

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708

**Certificate of Amendment**
(PURSUANT TO NRS 78.385 and 78.390)

Office Use Only:

Filed in the office of Dean Heller, Secretary of State, State of Nevada

| | |
|---|---|
| Document Number | 20060210035-09 |
| Filing Date and Time | 04/03/2006 12:38 PM |
| Entity Number | C5175-1997 |

*Important: Read attached instructions before completing*

**Certificate of Amendment to Articles of**
**For Nevada Profit Corporati**
**(Pursuant to NRS 78.385 and 78.390 - After**
**- Remit in Duplicate -**

1. Name of corporation: VYTERIS HOLDINGS (NEVADA), INC.

2. The articles have been amended as follows (provide article numbers, if available):

Section 2.6.1 of Article X of the Articles of Incorporation are amended to add a new subsection (c) which will provide as follows:

"Notwithstanding anything contained herein to the contrary, the redemption of the Series B Preferred Stock required by subsection (a) of this Section 2.6.1 shall not be effected until the first date on which there are no Debentures (as defined below) outstanding or any obligations owed thereunder (the "Termination Date"). For purposes of the preceding sentence, "Debentures" means the Senior Secured Convertible Debentures issued by the corporation pursuant to the Securities Purchase Agreement dated August 19, 2005, between and among the corporation and the investors party thereto. Following the Termination Date, the corporation shall redeem all amounts of Series B Preferred Stock which it would have been required to redeem prior to the Termination Date pursuant to subsection (a) but for the restriction on redemption contained in this subsection (c)."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: Majority *

4. Officer Signature (Required): [signature] 4/3/06

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

| Filed in the office of | Document Number 20070312687-66 |
|---|---|
| [signature] | Filing Date and Time 05/02/2007 4:11 PM |
| Ross Miller Secretary of State State of Nevada | Entity Number C5175-1997 |

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

## (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

VYTERIS HOLDINGS (NEVADA), INC.

2. The articles have been amended as follows (provide article numbers, if available):

A. Article I of the corporation's articles of incorporation is amended to provide as follows:

"Name. The name of the corporation is Vyteris, Inc. (hereinafter, the "Corporation)."

B. Article IV of the corporation's articles of incorporation is amended to provide as follows:

"Common Stock. The Corporation shall have the authority to issue Two Hundred Million (200,000,000) shares of common stock having a par value of $.001 per share ("Common Stock"). Fully paid Common Stock of the Corporation shall not be liable for further call or assessment. The authorized shares of Common Stock shall be issued at the discretion of the Board of Directors of the Corporation."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: Majority

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

| Filed in the office of | Document Number |
|---|---|
| [signature] | 20070842804-25 |
| Ross Miller | Filing Date and Time |
| Secretary of State | 12/11/2007 4:15 PM |
| State of Nevada | Entity Number C5175-1997 |

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

VYTERIS, INC.

2. The articles have been amended as follows (provide article numbers, if available):

Article IV of the Company's Articles of Incorporation is hereby amended to provide as follows:

Article IV. Common Stock. The Corporation shall have the authority to issue Five Hundred Million (500,000,000) shares of common stock having a par value of $0.001 per share ("Common Stock"). Fully paid Common Stock of the Corporation shall not be liable for further call or assessment. The authorized shares of Common Stock shall be issued at the discretion of the Board of Directors of the Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: majority

4. Effective date of filing (optional): (must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

**ROSS MILLER**
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

| Filed in the office of | Document Number |
|---|---|
| Ross Miller | 20080012095-67 |
| Secretary of State | Filing Date and Time: 01/08/2008 10:05 AM |
| State of Nevada | Entity Number: C5175-1997 |

# Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

**Certificate of Designation**
**For Nevada Profit Corporations**
**(Pursuant to NRS 78.1955)**

1. Name of corporation:

VYTERIS, INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation. this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

A series of Preferred Stock consisting of 7,500,000 shares is hereby designated "Series C Convertible Redeemable Preferred Stock", which shall have a par value of $0.0001 per share (the "Series C Preferred Stock"), and shall have the rights, preferences, privileges, restrictions and other matters set forth herein, in addition to those already set forth in the Corporation's Articles of Incorporation, as amended.

1. Intentionally Omitted.

2. The voting powers, designations, preferences and relative, participating, optional and other special rights of, and qualifications, limitations and restrictions of, the shares of Series C Preferred Stock are as follows: ...

(see attachment for a complete statement of the Series C Convertible Redeemable Preferred Stock designation)

3. Effective date of filing (optional): (must not be later than 90 days after the certificate is filed)

4. Officer Signature (Required): X ______________________

**Filing Fee: $175.00**

**IMPORTANT**: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

# VYTERIS, INC.
# CERTIFICATE OF DESIGNATION
# OF
# SERIES C CONVERTIBLE REDEEMABLE PREFERRED STOCK

(Pursuant to Section 78.1955 of the Nevada Revised Statutes)

The undersigned, an authorized officer of Vyteris, Inc., a Nevada corporation (the "**Corporation**"), in accordance with the provisions of Section 78.1955 of the Nevada Revised Statutes, does hereby certify that the following resolution was duly adopted by the Board of Directors of the Corporation on December 24, 2007:

RESOLVED, that the Board of Directors, pursuant to authority expressly vested in it by the provisions of the Corporation's Articles of Incorporation, as amended, hereby authorizes the issuance of a series of Preferred Stock, par value $0.0001 per share, of the Corporation, and hereby fixes the designation, preferences, rights and the qualifications, limitations and restrictions thereof, in addition to those set forth in the Articles of Incorporation of the Corporation, as follows:

A series of Preferred Stock consisting of 7,500,000 shares is hereby designated "**Series C Convertible Redeemable Preferred Stock**", which shall have a par value of $0.0001 per share (the "**Series C Preferred Stock**"), and shall have the rights, preferences, privileges, restrictions and other matters set forth herein, in addition to those already set forth in the Corporation's Articles of Incorporation, as amended.

1. Intentionally Omitted.

2. The voting powers, designations, preferences and relative, participating, optional and other special rights of, and qualifications, limitations and restrictions of, the shares of Series C Preferred Stock are as follows:

### 2.1 DESIGNATION AND RANK

2.1.1 **Designation.** The number of authorized shares constituting the Series C Preferred Stock is 7,500,000 shares. The Series C Preferred Stock will have relative rights and preferences to all other classes and series of the capital stock of the Corporation as set forth herein.

2.1.2 **Rank.**

(a) With respect to the payment of dividends and other distributions on the capital stock of the Corporation, including the distribution of the assets of the Corporation upon liquidation, the Series C Preferred Stock shall rank: (i) senior to the Common Stock, (ii) senior to each other class or series of stock of the Corporation that by its terms ranks junior to the Series C Preferred Stock as to payment of dividends, whether such series and classes are now existing or are created in the future, (iii) on a parity with each other class or series of stock

of the Corporation that by its terms ranks on a parity with the Series C Preferred Stock as to payment of dividends whether such series and classes are now existing or created in the future and (iv) junior to each other class or series of stock of the Corporation that by its terms ranks senior to the Series C Preferred Stock as to payment of dividends, whether such series and classes are now existing or are created in the future. With respect to dividend rights, all equity securities of the Corporation with which the Series C Preferred Stock ranks on a parity are collectively referred to herein as "**Series C Parity Dividend Securities**".

(b) With respect to the distribution of assets upon liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, the Series C Preferred Stock shall rank (i) senior to the Common Stock, (ii) senior to each other class or series of stock of the Corporation that by its terms ranks junior to the Series C Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up, whether such series and classes are now existing or are created in the future, (iii) on a parity with each other class or series of stock of the Corporation which by its terms ranks on a parity with the Series C Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation whether such series and classes are now existing or created in the future, and (iv) junior to each other class or series of stock of the Corporation which by its terms ranks senior to the Series C Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether such series and classes are now existing or are created in the future. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all equity securities of the Corporation to which the Series C Preferred Stock ranks on parity are collectively referred to herein as "**Series C Parity Liquidation Securities**".

2.2 **DIVIDEND RIGHTS**

2.2.1 **Dividend.** The holders of the Series C Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors. Dividends may be paid in cash and/or in shares of Common Stock, as determined, in good faith, by the Board of Directors, and, if paid in shares of Common Stock, such shares will be valued in good faith by the Board of Directors. No dividends shall accrue or cumulate unless so declared by the Board of Directors. No dividends or distributions, in cash, securities or other property, shall be declared or paid or set apart for payment on any class or series of stock that are junior to or on parity with the Series C Preferred Stock, unless such dividend or distribution is likewise declared, paid or set apart for payment on the Series C Preferred Stock (a) in an amount equal to the dividend or distribution that would be payable if the Series C Preferred Stock were converted into Common Stock on the date of payment, declaration or distribution, if the dividend or distribution is on Common Stock or (b) at a rate proportionate to the relative per share stated values of the Series C Preferred Stock and the recipient class or series of stock, if the recipient class or series is other than Common Stock.

2.2.2 **Rate; Other Terms.** Subject to Section 2.2.3 hereof, each holder of Series C Preferred Stock, in preference and priority to the holders of all other classes of stock then outstanding that are junior to the Series C Preferred Stock, shall be entitled to receive, with respect to each share of Series C Preferred Stock then outstanding and held by such holder, dividends, at the rate of eight percent (8%) per annum of the then applicable Redemption Price (the "**Series C**

**Preferred Dividends**"). The Series C Preferred Dividends shall be cumulative, whether or not earned or declared, and shall be paid quarterly in arrears on the first day of January, April, July and October in each year.

2.2.3 **Ratable Payment**. If the assets of the Corporation are insufficient to pay in full any Series C Preferred Dividend, such assets of the Corporation shall be paid to the holders of the Series C Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

2.3 **LIQUIDATION RIGHTS**

2.3.1 **Liquidation Preference**. In the event of any voluntary or involuntary liquidation, dissolution, winding-up of affairs of the Corporation or other similar event (each, a "**Liquidity Event**"), before any distribution is made on any junior class of capital stock of the Corporation, the holders of shares of Series C Preferred Stock shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, an amount equal to one dollar ($1.00) per share (adjusted for stock splits or combinations of the Series C Preferred Stock, stock dividends paid in and on Series C Preferred Stock, or recapitalizations or any other similar transactions that have the effect of increasing or decreasing the number of shares represented by each outstanding share of Series C Preferred Stock), plus any unpaid dividends declared on the Series C Preferred Stock, if any (the "**Liquidation Amount**"). After payment of the Liquidation Preference, the Series C Preferred Stock will participate with the Common Stock on an as-converted basis on distributions in excess of the Liquidation Amount.

2.3.2 **Pro Rata Distribution**. If, upon distribution of the Corporation's assets in liquidation, dissolution, winding-up or other similar event, the net assets of the Corporation available to be distributed among the holders of shares of the Series C Preferred Stock and the holders of shares of any Series C Parity Liquidation Securities are insufficient to permit payment in full of the Liquidation Amount to such holders, then the entire assets of the Corporation available for distribution shall be distributed among the holders of shares of the Series C Preferred Stock and the holders of shares of the Series C Parity Liquidation Securities ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

2.3.3 **Priority**. All of the preferential amounts to be paid to the holders of the Series C Preferred Stock and the holders of the Series C Parity Liquidation Securities as to distributions upon liquidation shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to, the holders of the Common Stock or any other class or series of capital stock of the Corporation ranking, by their terms, junior to the Series C Preferred Stock and the Series C Parity Liquidation Securities.

2.3.4 **Merger, Consolidation or Reorganization**. For purposes of this Section 2.3, upon the election of holders of a majority of the Series C Preferred Stock, a Liquidity Event shall be deemed to be occasioned by or include: a merger, consolidation or reorganization of the Corporation into or with another entity through one or a series of related transactions, in which the stockholders of the Corporation immediately prior to the consummation of such transaction shall

own less than 50% of the voting securities of the surviving company or a sale, transfer or lease (but not including a transfer by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Corporation (any of the foregoing transactions shall be called an "**Extraordinary Transaction**" herein); provided, however, that a transaction effected for the principal purpose of reincorporating the Corporation in another jurisdiction shall not constitute an Extraordinary Transaction.

**2.4 CONVERSION RIGHTS**

2.4.1 **Conversion of Series C Preferred Stock into Common Stock.** Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the principal office of the Corporation or any transfer agent for the Series C Preferred Stock into such number of fully-paid and nonassessable shares of Common Stock as determined by dividing $1.00 by the Preferred Stock Conversion Price. The Preferred Stock Conversion Price shall be as follows, subject to adjustment as provided herein (the "**Preferred Stock Conversion Price**"): $1.50 per share.

2.4.2 **Mechanics of Conversion.** No fractional shares of Common Stock shall be issued upon conversion of the Series C Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series C Conversion Price. Before any holder of Series C Preferred Stock shall be entitled to convert the same into full shares of Common Stock, he or she shall surrender the certificate or certificates thereof, duly endorsed, at the principal office of the Corporation or of any transfer agent for the Series C Preferred Stock, and shall give written notice to the Corporation at such office of the election to convert the same. The Corporation shall, as soon as reasonably practicable thereafter, issue and deliver at such office to such holder of Series C Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he or she shall be entitled as aforesaid and a check payable to the holder (or cash) in the amount of any amount payable as the result of a conversion into fractional shares of Common Stock. Except as set forth in Section 2.4.1 hereof, such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series C Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

2.4.3 **Reorganization.** In the event of (i) any capital reorganization or any reclassification of the Common Stock (other than as a result of a stock dividend, a subdivision or combination of shares subject to Section 2.4.4 hereof or any Extraordinary Transaction), or (ii) the merger, consolidation or reorganization of the Corporation into or with another entity through one or a series of related transactions that is not an Extraordinary Transaction, the holders of the Series C Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefor in any agreement relating to such event, upon conversion of the Series C Preferred Stock, the kind and number of shares of Common Stock or other securities or property (including cash) to which such holders of Series C Preferred Stock would have been entitled if they had held the number of shares of Common Stock into which the Series C Preferred Stock were convertible immediately prior to

such event, and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series C Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities, or property thereafter receivable upon conversion of the Series C Preferred Stock. Any adjustment made pursuant to this Section 2.4.3 shall become effective at the time as which such event becomes effective.

2.4.4 **Adjustment of Conversion Price for Subdivisions, Combinations or Consolidations of Common Stock**. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, stock dividend, or other like occurrence) into a greater number of shares of Common Stock, and no equivalent subdivision or increase is made with respect to the Series C Preferred Stock, the Series C Conversion Price then in effect for the Series C Preferred Stock shall, concurrently with the effectiveness of such subdivision or increase, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated into a lesser number of shares of Common Stock, and no equivalent combination or consolidation is made with respect to the Series C Preferred Stock, the Series C Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased. Notwithstanding the foregoing, no adjustment will be made pursuant to this Section 2.4.4 with respect to any capital reorganization or reclassification with respect to which an adjustment is made under Section 2.4.3 hereof.

2.4.5 **Reserve**. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series C Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series C Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Nevada, use its commercially best efforts to increase the authorized amount of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series C Preferred Stock at the time outstanding.

2.4.6 **No Impairment**. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 2.4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series C Preferred Stock against impairment.

2.4.7 **Certificate as to Adjustments**. Upon the occurrence of each adjustment or readjustment of the Series C Conversion Price pursuant to this Section 2.4, the Corporation at its expense shall promptly compute such adjustment or readjustment of the Series C Conversion Price in accordance with the terms hereof and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the Series C Conversion Price in effect immediately prior to such adjustment or readjustment, and (ii)

the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series C Preferred Stock. The Corporation shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish or caused to be furnished to such holder a like certificate setting forth (i) all such adjustments and readjustments since the original date of issue of any shares of the Series C Preferred Stock and (ii) the Series C Conversion Price then in effect.

2.4.8 **Issue Taxes.** The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock upon conversion of the Series C Preferred Stock pursuant hereto; PROVIDED, HOWEVER, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

**2.5 VOTING RIGHTS**

2.5.1 **General.** The holders of shares of Series C Preferred Stock shall vote together with the holders of shares of Common Stock as a single class on all matters to be voted on or consented to by the stockholders of the Corporation, except as otherwise required under Nevada law. With respect to any such vote or consent, each holder of Series C Preferred Stock shall be entitled to the number of votes that such holder would have if the Series C Preferred Stock held by such holder were converted into Common Stock in accordance with Section 2.4 hereof on the record date for determination of holders of Common Stock entitled to participate in such vote or action by consent.

2.5.2 **Stockholder Approvals.** So long as any shares of the Series C Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by Nevada law or this Articles of incorporation and in addition to any other vote that may be required by Nevada law, without the prior approval of the holders of a majority of the outstanding shares of Series C Preferred Stock, given in person or by proxy, either in writing or at a special meeting called for that purpose, the Corporation will not:

(a) authorize or issue any equity security, having any preference over or being on parity with the Series C Preferred Stock with respect to dividend or liquidation preference (or create any obligation or security convertible into or exchangeable for, or having any option right to purchase, any such equity security having any preference over or being on a parity with the Series C Preferred Stock with respect to dividend or liquidation preferences);

(b) increase the number of authorized shares of Series C Preferred Stock; or

(c) amend, alter or repeal any provision of, or add any provision to, the Corporation's Articles of incorporation or Bylaws if such action would adversely alter or change in any material respect the rights, preferences or privileges of the Series C Preferred Stock; PROVIDED, HOWEVER, that any approval of any action set forth in this subsection 2.5.2 shall not be unreasonably withheld or delayed.

2.6 **REDEMPTION**

2.6.1 **Redemption.**

(a) Subject to Section 2.6.3(b) hereof, the Corporation shall, during the period commencing one year after the date the Corporation first receives revenue relating to the commercial sale of the Corporation's lidocaine delivery system (**"LidoSite"**) and ending one year thereafter (the **"Initial Redemption Period"**), redeem an amount of Series C Preferred Stock (based on the then applicable Redemption Price) equal to five percent (5%) of the gross profits (as calculated in accordance with generally accepted accounting principles and certified as correct by the Corporation's Chief Executive Officer and Chief Financial Officer) received by the Corporation from the sale of LidoSite. Subject to Section 2.6.3(b) hereof, commencing on the day after the termination of the Initial Redemption Period, the Corporation shall redeem an amount of Series C Preferred Stock (based on the then applicable Redemption Price) equal to 10% of the gross profits (as calculated in accordance with generally accepted accounting principles and certified as correct by the Corporation's Chief Executive Officer and Chief Financial Officer) received by the Corporation from the sale of LidoSite. Redemptions pursuant to this Section 2.6.1 shall be made on a quarterly basis not later than sixty (60) days following the end of each quarterly period. The holders of a majority of the Series C Preferred Stock may, one time per year, send written notice to the Corporation requesting an independent verification of the amount of prior redemption payments. In such event, the Corporation will hire an independent accounting firm, acceptable to such holders, for the purpose of calculating the amount due with respect to such prior redemption payments and issuing a report on its findings to all holders of Series C Preferred Stock. Following receipt of such a report, if holders of a majority of the Series C Preferred Stock issue to the Corporation a written claim for unpaid prior redemption amounts, such claim will be resolved by a commercially reasonable binding arbitration process at the expense of the Corporation.

(b) The redemption price shall be an amount equal to $1.00 per share of Series C Stock (adjusted for stock splits or combinations of the Series C Preferred Stock, stock dividends paid in and on Series C Preferred Stock, or recapitalizations or any other similar transactions that have the effect of increasing or decreasing the number of shares represented by each outstanding share of Series C Preferred Stock) plus an amount equal to accrued but unpaid dividends thereon, if any (the **"Redemption Price"**).

2.6.2 **Cancellation of Shares Upon Redemption**. Any shares of the Series C Preferred Stock redeemed pursuant to this Section 2.6 shall be permanently canceled and shall not, under any circumstances, be reissued, sold or transferred and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized shares of the Series C Preferred Stock accordingly.

2.6.3 **Rights After Redemption; Insufficient Funds.**

(a) From and after each Redemption Date, unless the Corporation shall have failed to make payment of the Redemption Price, all rights of the holders of shares of the

Series C Preferred Stock designated for redemption (except the right to receive the applicable Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

(b) If the funds of the Corporation legally available for redemption of the Series C Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of the Series C Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed such that each holder of the Series C Preferred Stock receives the same percentage of the applicable Redemption Price. The Series C Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of the Series C Preferred Stock, such funds shall immediately be used to redeem the balance of the shares that the Corporation has become obligated to redeem on any Redemption Date but that it has not redeemed.

2.7 **MISCELLANEOUS**

2.7.1 **Headings of Subdivisions.** The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

2.7.2 **Severability of Provisions.** If any right, preference or limitation of the Series C Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Section 2 which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

2.7.3 **Other Matters.** Fully paid Series C Preferred Stock of the Corporation shall not be liable for further call or assessment. The authorized shares of Series C Preferred Stock shall be issued at the discretion of the Board of Directors of the Corporation.

The undersigned further declares under penalty of perjury under the laws of the State of Nevada that the matters set forth in this certificate are true and correct to his own knowledge.

Executed on December 30, 2007.

By: [signature]

Name: ANTHONY CHERICHELLA

Title: CFO

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

# Certificate of Change Pursuant to NRS 78.209

| Filed in the office of | Document Number 20080314219-60 |
|---|---|
| [signature] | Filing Date and Time 05/06/2008 10:30 AM |
| Ross Miller Secretary of State State of Nevada | Entity Number C5175-1997 |

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

VYTERIS, INC.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:

500,000,000 shares of Common Stock, par value $0.001 per share; 50,000,000 shares of Preferred Stock, par value $0.0001 per share (the remainder of this section is continued on attached continuation sheet)

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

33,333,333 shares of Common Stock, par value $0.015 per share; 50,000,000 shares of Preferred Stock, par value $0.0001 per share (the remainder of this section is continued on attached continuation sheet)

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

Each share of Common Stock issued and outstanding prior to the reverse split shall be split into and reconstituted as 1/15 of one share of Common Stock. Outstanding shares of Preferred Stock are not being split by this action.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

No fractional shares will be issued as a result of the reverse split and all shares of the Common Stock held by a stockholder will be aggregated and any remaining fraction of a share will be rounded up to the next higher whole share.

7. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

8. Officer Signature: X [signature] 5/6/08

Signature Title

**IMPORTANT**: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

**CONTINUATION SHEET FOR**
**CERTIFICATE OF CHANGE UNDER NRS 78.209**

[Sections 3 and 4 of the Certificate of Change are continued below. For convenience, the entire sections have been restated.]

3. The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:

500,000,000 shares of Common Stock, par value $0.001 per share; 50,000,000 shares of Preferred Stock, par value $0.0001 per share, of which 7,500,000 shares are designated Series B Convertible Preferred Stock and 7,500,000 shares are designated Series C Convertible Preferred Stock.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

33,333,333 shares of Common Stock, par value $0.015 per share; 50,000,000 shares of Preferred Stock, par value $0.0001 per share, of which 7,500,000 shares are designated Series B Convertible Preferred Stock and 7,500,000 shares are designated Series C Convertible Preferred Stock.

**ROSS MILLER**
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

| Filed in the office of | Document Number 20080762285-50 |
| --- | --- |
| Ross Miller Secretary of State State of Nevada | Filing Date and Time 11/19/2008 11:06 AM |
| | Entity Number C5175-1997 |

# Certificate of Correction

(PURSUANT TO NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

**Certificate of Correction**

**(Pursuant to NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)**

1. The name of the entity for which correction is being made:
VYTERIS, INC.

2. Description of the original document for which correction is being made:
Certificate of Change Pursuant to NRS 78.209

3. Filing date of the original document for which correction is being made: 5/6/2008

4. Description of the inaccuracy or defect.
Article 4 & 5 shall be deleted in their entirety and replaced by the language that appears below.

5. Correction of the inaccuracy or defect.

4. shall now read: "33,333,333 shares of Common Stock, par value $0.015 per share; 3,333,333 shares of Preferred Stock, par value $0.0015 per share, of which 500,000 shares are designated Series B Convertible Preferred Stock and 500,000 shares are designated Series C Convertible Preferred Stock"

5. shall now read: "Each share of Common Stock and Preferred Stock issued and outstanding prior to the reverse split shall be split into and reconstituted as 1/15 of one share of Common Stock or Preferred Stock, respectively."

6. Signature:

| X /s/ Joseph Himy | CFO | 11/19/2008 |
| --- | --- | --- |
| **Authorized Signature** | **Title *** | **Date** |

*If entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if stock has not been issued; a Limited -Liability Company, by a manager or managing members; a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a Trustee.

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*